Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Specialized Services, Inc., (the “Company”) on Form 10-K for the periods ending December 31, 2007, 2008, and 2009 respectively  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael B. Jackson, Principal Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September ___, 2010	/s/ Michael B. Jackson
Michael B. Jackson
Chief Financial Officer and Principal Accounting Officer